As filed with the Securities and
                    Exchange Commission on October 26, 1999
                               File No. 000-24989


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                             AMENDMENT TO FORM 8-K

                                 Current Report
              Pursuant to Section 13 or 15(d) of the Exchange Act

                       Date of Report: October 26, 1999


                         AMERICAS POWER PARTNERS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                    COLORADO
                (State or Other Jurisdiction of Incorporation)


          000-24989                                    05-0499526
     (Commission File Number)             (I.R.S. Employer Identification No.)



   105 East First Street, Hinsdale, IL                   60521
(Address of Principal Executive Offices)               (Zip code)


                                 (630) 325-9101
             (Registrant's Telephone Number, Including Area Code)


                              CHUHAK &TECSON, P.C.
                     225 WEST WASHINGTON STREET, SUITE 1300
                             CHICAGO, IL 60606-3418
             ---------------------------------------------------
                    (Name and Address of agent for service)

             ---------------------------------------------------

                           FORWARD LOOKING STATEMENTS

             ---------------------------------------------------

THIS FORM 8-K AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME BY AMERICAS POWER PARTNERS, INC. (HEREINAFTER REFERRED TO AS "APPI"AND/OR "COMPANY" AND/OR "REGISTRANT") OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIFTEEN U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF APPI AND MEMBERS OF ITS MANAGEMENT TEAM AS WELL AS THE ASSUMPTIONS
ON WHICH SUCH STATEMENTS ARE BASED.

PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS
AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT
FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.1 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.


INFORMATION INCLUDED IN THIS REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a)    Change in Control

Oak Brook Capital II, Inc. (the "Company") was incorporated under the laws of the State of Colorado on May 15, 1998. It was incorporated as a "blind pool" or "blank check" company for the purpose of seeking to acquire one or more properties or businesses. The Company elected to voluntarily file a registration statement in order to become a reporting company under the Securities Exchange Act of 1934, as amended (the "34 Act").

On August 17 1999, the Company's sole officers and directors executed a Plan of Merger Agreement (the "Plan") with Americas Power Partners, Inc., a Delaware corporation ("APPI") whereby APPI shareholders will agree to receive one (1) share of newly issued common stock of the Company (the "Shares") for every one (1) share of APPI each respective APPI shareholder holds. The transaction with APPI will be a private placement transaction in reliance upon an exemption from registration under the Securities Act of 1933.

The transaction will result in a change in control of the Company because following its exchange of the Shares, APPI shareholders will own approximately 94.039% of the issued and outstanding Common Stock of the Company.

APPI is acquiring control of the Company in anticipation of operating as a
Section 12 fully reporting company, pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

The Plan contemplates a series of transactions which will result in a change of control of the Company. The transactions include (i) completion of the issuance of approximately 7,541,693 restricted shares of the Company's common stock (the "Exchange Shares") to be exchanged for all of the issued and outstanding common stock of APPI; (ii) an exchange of said 7,541,693 Exchange Shares with 754.1693 shares of APPI common stock; and (iii) voluntary surrender of approximately 705,200 shares by the officers and directors of the Company.

In conjunction with completion of the transactions contemplated by the Plan, the current directors and officers of the Company will resign, the out-going directors will appoint successors designated by APPI, and the new directors will appoint new executive officers.

The following table sets forth the name, age and position of each of the persons expected to be designated by APPI to be appointed to the Company's Board of Directors and each of the persons expected to be appointed as an executive officer of the Company following completion of the transactions contemplated by the Plan:


Name and                               Beneficially
Address                                Owned Shares

David Pequet                           11.10%
105 E. First Street
Hinsdale, IL  60621

Mark Margason                          11.10%
105 E. First Street
Hinsdale, IL

Theodore Bogard                        10.29%
1030 Eulalia Road, NE
Atlanta, GA 30319


OFFICERS

The names, titles and address of the persons who, upon the effective date of the Plan, shall constitute the officers of Oak Brook, and who shall hold office, subject to the By-Laws, until the first meeting of directors following the next annual meeting of shareholders, are as follows:

Name              Title                    Address

David Pequet      Chairman                 105 E. First Street, Suite 101
                                           Hinsdale, IL 60521

Mark Margason     CEO and Secretary        105 E. First Street, Suite 101
                                           Hinsdale, IL 60521

Tom Smith         President                222 West 3rd Street
                                           Hinsdale, IL 60521

Theodore Bogard   Vice President           1030 Eulalia Road, NE
                                           Atlanta, GA 30319


Biographical Information:

David Pequet, Engineering degree from Michigan State University 1974. Co-founder of MPI Investment Management, Mr. Pequet began his career in the securities industry in 1976. Mr. Pequet started the advisory firm, MPI Investment Management in 1986. MPI manages pension fund moneys across the United States and overseas. Prior to starting MPI, he was a fixed income broker at Prudential Bache Securities. For the past three years he has directed power project development for Americas Power Holdings and its subsidiary companies. Mr. Pequet is also active in investment banking and has consulted for several startup companies. Pequet is a managing partner in MPI Venture Management. Mr. Pequet is Chairman of the Board of Directors for Americas Power Partners.

Mark Margason, B.S.B.A. degree from the University 1977, MBA in finance from the University of Denver 1979. Mr. Margason has a fifteen-year banking and investment banking career in Chicago Illinois with American National Bank and Trust Company of Chicago, Mellon Bank, and Citicorp North America leveraged capital division. Mr. Margason has banking and operational management experience in a broad range of energy industries. Mr. Margason has served on the Board of Directors of an integrated natural gas resources company and directed power plant developments for Americas Power Holdings. Mr. Margason is a managing partner in MPI Venture Management. Mr. Margason is CEO for Americas Power Partners.

Thomas W. Smith, B.S.B.A. degree from Miami University in Oxford, Ohio. Mr. Smith has over eighteen years experience in the development, project management, construction, operation and maintenance of power projects worldwide. He has obtained expert knowledge in equipment technologies for gas turbines, steam turbines, hydro turbines, reciprocating engines and steam systems. His project relations include fuel suppliers, engineering companies, construction firms, equipment manufacturers, O&M organizations, utilities and environmental agencies. Mr. Smith has served as Partner for Alternative Energy Consultants, VP of Project Development for Polsky Energy Corporation, VP of Sales and Marketing for U.S. Turbine Corporation (U.S.T.), National Sales Manager for International Power Technology (I.P.T.) and in various capacities for Westinghouse Electric Corporation. Mr. Smith is President of Americas Power Partners.


Theodore Bogard, B.A. degree from Washington State University 1979, Business Management and Marketing. Eight years logistics experience on Alaska pipeline with Alyeska Trans Company and in Sudan Africa with Chevron Overseas Oil Exploration Group. Four years experience as partner in commercial real estate development company in Atlanta Georgia. He has three years experience in power development in South America. Mr. Bogard is Executive Vice President of Project Development for Americas Power Partners.

     (b)    Beneficial Ownership

The following table sets forth the beneficial ownership of the ownership of APPI outstanding common stock on October 25, 1999 by (i) each director and executive officer of APPI, (ii) all directors and executive officers of APPI as a group, and (iii) each shareholder who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of
APPI:

                        Shares of APPI
                        Common Stock to be
                        Beneficially Owned          Percent
Name and                as of the Distribution      of
Address                 Record Date                 Class

David Pequet              914,966                   11.10%
105 E. First Street
Hinsdale, IL  60621

Mark Margason             914,966                   11.10%
105 E. First Street
Hinsdale, IL

Theodore Bogard           848,269                   10.29%
1030 Eulalia Road, NE
Atlanta, GA 30319

Thomas W. Smith         1,275,000                   15.47%
222 West 3rd Street
Hinsdale, IL 60521

Larry G. Cox              825,000                    9.41%
4300 Bay Area Blvd.,
Suite 1731
Houston, TX 77058

All Officers and
Directors as a Group    4,778,201                   54.00%

Management of APPI has advised that they may acquire additional shares of APPI Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

The Plan of Merger was duly adopted by the Boards of Directors of the respective corporations on August 17, 1999, and approved by the Board of Directors of OAK BROOK CAPITAL II, INC. on August 17, 1999, and by the shareholders of AMERICAS POWER PARTNERS, INC., on August 17, 1999, in the manner prescribed by the Delaware General Corporation Law. The number of shares voted for the Plan of Share Merger was, with respect to each corporation, sufficient for approval as set forth below.

The number of shares of OAK BROOK CAPITAL II, INC. outstanding at the time of such adoption was 1,228,000, and the number of Shares entitled to vote thereon was:

1,228,000.

The number of shares of AMERICAS POWER PARTNERS, INC. outstanding at the time of such adoption was 754.1693, and the number of shares entitled to vote thereon was:

754.1693.

The designation and number of outstanding shares of each class entitled to vote thereon as a class were:

NONE.

The number of shares voted for such Plan of Merger by OAK BROOK CAPITAL II, INC. was 1,105,200, and the number of shares voted against such Plan of Merger was:

NONE.


The number of shares voted for such Plan of Merger by AMERICAS POWER PARTNERS, INC., was 754.1693, and the number of shares voted against such Plan of Merger was:

NONE.

CONVERSION OF SHARES IN THE MERGER

     The mode of carrying into effect the Merger provided in this Agreement, and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation are as follows:

1. Oak Brook Common Stock. No Shares of Common Stock, .001 par value, of Oak Brook issued and outstanding at the effective time of the Merger shall be converted as a result of the Merger, and all of such shares shall remain issued shares of Common Stock of the Surviving Corporation.

2. APPI Common Stock. At the effective time of the Merger, each share of .001 par value Common Stock of APPI issued and outstanding shall be converted into and become 10,000 shares of Common Stock of the Surviving Corporation. Each record holder of outstanding Common Stock of APPI shall be issued shares of Common Stock of APPI, upon the ratio set forth above. Upon direction of APPI and receipt by Oak Brook of the stock ledger of APPI, each APPI shareholder shall be entitled to receive one or more stock certificates for the full number of shares of Common Stock of Oak Brook into which the Common Stock of APPI shall have been converted as aforesaid together with any dividends on the Common Stock of APPI as to which the payment date shall have occurred on or prior to the date of the surrender of said shares.

The common share allocation (the "Allocation") of the Surviving Corporation will be as follows:

8,769,694 fully diluted, common shares of Oak Brook will be issued and outstanding.

APPI shareholders will own approximately 94.039% of the 8,769,694 fully diluted, common shares of Oak Brook issued and outstanding.

3. Surrender of APPI's Stock Ledger. As soon as practicable after the Merger becomes effective, the stock ledger representing Common Stock of APPI issued and outstanding at the time the Merger becomes effective shall be delivered to Oak Brook, such that shares of the Surviving Corporation may be issued, as above provided. Until so delivered for exchange, each shareholder of APPI shall be deemed for all corporate purposes (except for the payment of dividends, which shall be subject to the exchange of stock as above provided) to own the number of shares of Common Stock of the Surviving Corporation which the holder thereof would be entitled to receive upon its surrender to the Surviving Corporation.

4. Issuance of Shares Subsequent to Merger. As soon as practicable after the Merger becomes effective, the Surviving Corporation shall issue to the shareholders of the Disappearing Corporation, on the basis set forth in
Section 2 above, the necessary shares of Common Stock in the Surviving Corporation.

5.     Fractional Interests.   No fractional shares of Common Stock of
the Surviving Corporation or certificate or scrip representing the same shall be issued. In lieu thereof each holder of APPI Common Stock having a fractional interest arising upon such conversion will be rounded up into one full additional share of Common Stock of the Surviving Corporation by the Transfer Agent.

6.     Status of Common Stock.  All shares of Common Stock of the
Surviving Corporation into which shares of Common Stock of APPI are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such shares of Common Stock of APPI.

7.     Independent Appraisal, Right to Dissent and Obtain Payment for
Shares; Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the shares of APPI Common Stock which are paid in cash in lieu of conversion into Oak Brook Common Stock, the Board of Directors of APPI shall establish the value of APPI's stock prior to the Merger, and shall afford to such shareholders of APPI all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Delaware General Corporation Law, Section 262, et seq., as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

EFFECT OF THE MERGER

At the effective time of the Merger, APPI shall succeed to, without other transfer, and shall possess and enjoy, all the rights, privileges, immunities, powers and franchises both of a public and a private nature, and be subject to all the restrictions, disabilities and duties of Oak Brook, and all the rights, privileges, immunities, powers and franchises of Oak Brook on whatever account, for stock subscriptions as well as for all other things in action or belonging to Oak Brook, shall be vested in APPI; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectually the property of APPI as if it was Oak Brook, and the title to any real estate vested by deed or otherwise in Oak Brook shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of either of said Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the effective time of the Merger.


ITEMS 3 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.

                          Americas Power Partners, Inc.
                       Executive Summary of Business Plan

     The Company's authorized capital consists of 40,000,000 shares of Common Stock, without a par value. Each common share is entitled to one vote at the meetings of shareholders. All Common Shares are equal to each other with respect to liquidation rights and dividends rights. There are no preemptive rights to purchase any additional Common Shares. The Articles of Incorporation of the Company prohibit cumulative voting on the election of directors.

     Americas Power Partners, Inc. will develop, own and operate power plant systems (steam, electric, compressed air, chilled water and condensate return) for industrial, institutional, and commercial clients. The Company has formed strategic alliances with other companies in the areas of fuel supply, power plant optimization, operations and maintenance and electric power marketing.

     The Company's strategic vision is to purchase mid size "in the fence" power generation facilities from industrial, institutional and commercial users and provide applicable utility requirements under long term contracts. The Company optimizes utility costs for the end users by upgrading generation facilities and providing solution for lower cost utilities. Through our expert management team and strategic partners we provide the end-user: monetization of existing power plant systems, competitive cost of power commodities, utility systems upgraded to "Best in Class", reliable supply of utilities, and transfer of operations and maintenance services.

      The Company responds to these needs by offering our project implementation services. The Company directly benefits by taking a working interest participation in the most viable projects. The interactions and services will develop into strategic partnerships with the most qualified small developers and independent power proponents.

     The Company's corporate headquarters are located at 105 E. First Street, Hinsdale, IL 60521. The Company's transfer agent is American Securities Transfer, Inc., 1825 Lawrence Street, Ste 444 Denver, CO 80020 (303) 298-5370.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
---------------------------------

As of the date of the filing of this Current Report on Form 8 K, the Registrant's Independent Auditor, Bersch Accounting, sc, has completed the consolidated audit of the historical financial statements of APPI that is hereby provided for financial statement requirements prescribed by this
Item 7(a).

In accordance with Item 7(a)(4) of Form 8 K, such financial statements are set forth as follows:

                          Americas Power Partners, Inc.
                              Financial Statements
                                  June 30, 1999

Contents

Independent Auditor's Report                                             2

Exhibit A - Balance Sheet                                                3

Exhibit B - Statement of Operations                                      4

Exhibit C - Statement of Changes in Stockholder's Equity and
            Retained Earnings (Deficit) During the Development Stage     5

Exhibit D - Statement of Cash Flows                                      6

Notes to Financial
Statements                                                               7-10

                           Independent Auditor's Report

                                 October 17, 1999

To the Board of Directors and Stockholders
Americas Power Partners, Inc.

We have audited the accompanying Balance Sheet of Americas Power Partners, Inc., (a development stage company), as of June 30, 1999 and the related Statement of Cash Flows, Statement of Equity and Retained Earnings (Deficit) During the Development Stage, Statement of Operations, and Statement of Changes in Financial Position, for the eighteen months then ended. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Americas Power Partners, Inc. as of June 30, 1999 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the company will continue as a going concern. As shown in the financial statements, the Company has incurred considerable cost in organizing its business and establishing itself in the marketplace during the development stage. Its ability to remain viable depends on a combination of generating revenue before exhausting its present investment stake and/or its ability to obtain additional capital. Management's plans in regard to these matters are described in Note #1 and Note #4. The financial statements do not contain any adjustments which may result from the outcome of this uncertainty.

Bersch Accounting s.c.

                          Americas Power Partners, Inc.
                          (A Development Stage Company)
                                 Balance Sheet
                 (With the auditor's report of October 17, 1999)
                              As of June 30, 1999

                                    Assets

Current Assets
 Cash and cash equivalents (Exhibit D)(Note #1C)                $   306,658
 Subscriptions receivable                                               100

      Total Assets                                              $   306,758

                     Liabilities and Stockholders' Equity

Current Liabilities
 Accounts Payable                                               $   117,492

Commitments & Contingencies (Note #3)

Stockholders' Equity (Exhibit C)
 Common stock, no par value, 1,500
  shares authorized and 753.9194 shares
  subscribed                                                        752,250
 Deficit accumulated during the
  development state (Exhibit B)                                    (562,984)

   Total Stockholders' Equity                                       189,266

      Total Liabilities and Stockholders' Equity                $   306,758

                           Americas Power Partners, Inc.
                           (A Development Stage Company)
                              Statement of Operations
                  (With the auditor's report of October 17, 1999)
                    For the eighteen months ended June 30, 1999


Expenses Incurred During the Development Stage
 Consulting Fees - Managements                                  $   247,734
 Consulting Fees - Investment Banking                                37,773
 Consulting Fees - Engineering                                       49,143
 Consulting Fees - Other                                             31,369
 Legal Fees                                                          70,769
 Public Relations                                                    57,833
 Miscellaneous Office Expense                                        55,065
 Rent                                                                15,000
      Total Expenses Incurred During
       The Development Stage                                        564,686

       Operating Loss                                              (564,686)

Other Income (Expense)
 Interest Income                                                      1,702
       Net (Loss) Before Income Taxes                           $   562,984

 Income Taxes (Note #1D)

       Net (Loss)                                               $   562,984

       (Exhibit A)

       See Note #2 for expenses
       associated with related parties

                           Americas Power Partners, Inc.
                           (A Development State Company)
                 Statement of Changes in Stockholders' Equity and
       Retained Earnings (deficit) Accumulated During the Development State
                  (with the Auditor's report of October 17, 1999)
                    For the eighteen months ended June 30, 1999


                                                         Deficit
                                                         Accumulated
                                        Shares           During the
                       Date of          Common           Paid-in          Development      Stockholders'
                       Transaction      Stock            Capital          Stage            Equity


Balance-January 27,                              0                0
 1998

Stock Subscribed to
 Founders                1/27/98          709.7500       $      100                        $     100

Sale of Stock for Cash
($2.45 per share)         5/4/99           44.1694          752,150                          752,150

Net (Loss)               6/30/99                 -                -       $ (562,984)       (562,984)

Balance-June 30, 1999                     753.9194       $  752,250       $ (562,984)      $ 189,266

                                                                          (Exhibits B&A)   (Exhibit A)

                          Americas Power Partners, Inc.
                          (A Development Stage Company)
                             Statement of Cash Flows
                 (With the auditor's report of October 17, 1999)
                   For the eighteen months ended June 30, 1999

                Cash Increase
                Or (Decrease)

Cash Flows from Development Stage Activities                    $  (562,984)
 Net (Loss)
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
   Common stock subscribed                                              100
 Increase in:
   Accounts payable                                                 117,492

     Net cash (Used) by Development Stage Activities               (445,392)

Cash Flows from Financing Activities
 Stockholders' contributions                                        752,150

     Net Increase in Cash                                           306,758

Cash and Cash Equivalents-Beginning of Year                               -

Cash and Cash Equivalents-End of Year                           $   306,758

                                                                (Exhibit A)

                          Americas Power Partners, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                 (With the auditor's report of October 17, 1999)
                   For the eighteen months ended June 30, 1999

Note #1 Nature of Business and Summary of Significant Accounting Policies

A.  Nature of Business

Americas Power Partners, Inc. (the Company) has been in the development stage since its formation on January 27, 1998. Americas Power Partners, Inc. was formed to develop, optimize, own and operate power plant systems (steam, electric, compressed air, water, waste water and condensate return) for industrial and commercial clients. The Company has formed strategic alliances with two recognized energy companies in the areas of power plant optimization, operations and maintenance, fuel supply, and electric power marketing. These two strategic relationships bring key skill sets to the development process as well as a steady flow of project opportunities from their established client base. The Company will generate revenue primarily from fees produced from structuring and financing these energy projects.

The Company is prepared to participate in the private energy market through two distinct avenues, namely, financing upgrades, or purchasing the powerhouse assets and selling utilities back to the client through long-term contracts.

B.  Method of Accounting

Assets, liabilities, revenues and expenses are recognized on the accrual basis method of accounting.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

These financial statements have been prepared under the assumption the Company will continue its development stage activities and eventually emerge as a going concern. This assumption is conditioned on the Company's ability to generate revenue before exhausting its original capital stake, and/or attracting additional capital. Although no revenue producing contracts have been signed, management is confident that this risk will be ameliorated because as of audit date the Company has over twenty five separate projects being negotiated in stages ranging from letters of intent all the way to final contract proposal with a

Note#1 Nature of Business and Summary of Significant Accounting Policies
       (Cont'd)

C.  Method of Accounting (Cont'd)

"Fortune 200" company. As described in Note #4, management has also taken steps to respond to the second risk.

D.  Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all short-term investments in interest-bearing accounts, securities, and other instruments with an original maturity of three months or less, to be equivalent to cash.

The Company had funds on deposit at one financial institution as of June 30, 1999 that exceeded the federally insured limit by $268,186.

E.  Income Taxes

Generally accepted accounting principles require an asset and liability approach to financial accounting and reporting for income taxes. The difference between the financial statement and tax bases of assets and liabilities is determined annually. Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will more likely than not be realized. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities.

The Company's total deferred tax assets and deferred tax valuation allowance are as follows at June 30, 1999:

Total Deferred Tax Assets                                       $   223,000
Less Valuation Allowance                                           (223,000)

  Net Deferred Tax Assets                                       $         -

Deferred tax assets are recognized for operating losses that are available to offset future taxable income. The valuation allowance was established to reduce the deferred tax asset to the amount that will more than likely than not be realized.

Note#1 Nature of Business and Summary of Significant Accounting Policies
       (Cont'd)

F.  Income Taxes (Cont'd)

During the period ended June 30, 1999 the Company's valuation was increased by $223,000. The allowance is necessary due to the uncertainty of the Company's ability to utilize all of the tax carryforwards before they expire.

The income tax provision consists of the following:

     Current                                                    $         -

     Deferred                                                      (223,000)

     Increase in valuation allowance                                223,000


     Total                                                      $         -

A reconciliation of the statutory U.S. federal rate and effective rates is as follows:

     Statutory U.S. federal rate                                       34.0%

     Deferred                                                           6.0%

     Increase in valuation allowance                                  (40.0)

At June 30, 1999 the Company has available for future periods, the following carryforwards for tax purposes:

     Net Operating loss of                                      $  (562,984)

Income taxes paid for the year ended June 30, 1999 totaled $0.

Note#1 Nature of Business and Summary of Significant Accounting Policies
       (Cont'd)

G.  Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred.

Note #2 Related Party Transactions

The Company has a contract with a management consulting firm owned by two of the Company's management employees, and outside consulting contracts with three of the management employees providing for the payment of fees for acquiring, negotiating, and brokering of contracts associates with the Company's mission as well as for developing access to capital sources. Under this agreement the company accrued a fee of $75,000 prior to audit date upon the presentation of a successful letter of intent to merge with a public company.

During 1999 the company accrued and paid consulting fees and other expenses to the management of the company relating to:

     Consulting Fees                                             $   130,833

     Fees relating to merger                                          75,000

     Reimbursed Expenses                                             135,707

          Total                                                  $   341,540

An additional fee of $75,000 became due on August 17, 1999 when the company completed a reverse merger as described in Note #4.

Note #3 Commitments

The Company has arranged for transportation equipment under a lease beginning in 1999 and expiring in 2003. The minimum annual rental payments required under this lease, having initial or remaining noncancellable terms in excess of one year, are as follows for the years ending June 30,


     2000                                                             7,482
     2001                                                             7,482
     2002                                                             7,482
     2003                                                             6,859

     Total                                                           29,305

Rent expense for the year ended June 30, 1999 was $623.

Employment Agreement

The Company entered into an at-will employment agreement with an officer and stockholder on May 1, 1999. The agreement specifies the amount of compensation to be paid and the fringe benefits to which the officer is entitled.

Note #4 Subsequent Events

Effective August 17, 1999 the Company completed a reverse merger with Oak Brook Capital II, a fully reporting 1934 Act public SEC shell company, which changed its name to Americas Power Partners, Inc. This merger was done specifically to enhance the company's ability to have several options for future capital formation and to aid in attracting additional key employees. The NASD 15c211 disclosure form has been filed with the NASD and the company is expecting to begin trading OTC before year-end 1999. At the time of the merger, shares of the new company were issued in lieu of the shares subscribed in the old company.

As of the end of the audit fieldwork, the Company is currently negotiating a private placement of a $4 million convertible preferred stock issue with an institutional investor the fourth quarter of 1999.


(b)  Pro Forma Financial Information.

The pro forma financial statement required by this Item 7(b) is set forth as follows:

Pursuant to Rule 11-02b(2) of Regulation S-X of the Act, we herewith submit the following:

On August 17, 1999 this 8-K was filed to report on the combination of Americas Power Partners, Inc. and Oak Brook Capital II, Inc.. Oak Brook Capital II, Inc. was the surviving corporation and changed its name to Americas Power Partners, Inc. Since Oak Brook Capital II was a "blank check" company prior to the transaction, and had no assets, one liability, and negative equity according to the Amended Form 10QSB filed October 19, 1999, and those items were all of insignificant materiality, the pro forma information necessary to complete the requirements of Section 7a will be almost identical to the June 30, 1999 audit report.


                                Balance Sheets


                                                              Pro-forma Combined
                             Oak Brook      Americas Power    Surviving
                             Capital II     Partners, Inc.    Corp. Renamed
                             6-30-99        6-30-99           @6-30-99

ASSETS
Cash & cash equiv.                          $                       306,658
Subscription Rec.                       -            100
                                        -   $    306,758      $     306,758

LIABILITIES
Accounts payable             $      7,725   $    117,492      $     125,217

EQUITY
Common Stock                 $      4,200   $    757,250      $     756,450
Accumulated Deficit               (11,925)      (562,984)          (574,909)
Total Equity                       (7,725)       189,266            181,541
Total Liabilities & Equity   $          -   $    306,758      $     306,758


                                   Operating Statements
                                From Inception to 6-30-99



                             Oak Brook      Americas Power    Pro-forma Combined
                             Capital II     Partners, Inc.    Surviving
                             Inception      inception         Corp. Renamed
                             5-15-98        1-27-98           @6-30-99

Revenue                      $           -  $          -      $           -

Expenses Incurred during
 the development stage              11,925       562,984            574,909
Net Loss                            11,925       562,984            574,909
Accumulated deficit                 11,925       562,984            574,909


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMERICAS POWER PARTNERS, INC.

By:  /s/ David W. Pequet

________________________________
DAVID W. PEQUET
Chairman

Date: October 26, 1999

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.

Signature              Title                    Date


/s/David W. Pequet     Chairman                 October 26, 1999


/s/Mark Margason       CEO, Secretary           October 26, 1999
                       & Director


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------

                                   EXHIBITS

                                      TO

                                   FORM 8-K

                        CURRENT REPORT FILED PURSUANT TO
                      THE SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------


                          AMERICAS POWER PARTNERS, INC.


EXHIBIT INDEX


      Exhibit No.  Exhibit


x     2.1          Articles of Merger between Oak Brook Capital II, Inc. and
                   Americas Power Partners, Inc., dated August 17, 1999;

x     2.2          Plan of Merger dated August 17, 1999;

#     3(a)         Articles of Incorporation

#     3(b)         Bylaws

#     4(a)         Agreements Defining Certain Rights of Shareholders

#     4(b)         Specimen Stock Certificate

x     5.1          Opinion of Mark T. Thatcher, P.C. regarding the
                   legality of the securities being offered hereby.

      7            Not applicable

      9            Not applicable

x     10.1         Issuance of Restricted Shares from Authorized Shares

x     10.2         Opinion to Transfer Agent Authorizing Issuance of
                   Restricted Shares from Authorized Shares

      11           Not applicable

      14           Not applicable

      16           Not applicable

x     20.1         Board of Director's Resolution's authorizing merger
                   and name change from Oak Brook Capital II, Inc. to Americas Power Partners, Inc.;

      Exhibit No.  Exhibit

      21           Not applicable

x     23.1         Consent of Counsel
                   (contained in Exhibit 5.1)

x     24.1         Consent of Dennis W. Bersch, CPA.

      27           Financial Data Schedule

      28           Not applicable

#     99.1         Safe Harbor Compliance Statement
____________________________

x     filed herewith

#     incorporated herein by reference from Registrant's Third
      Amendment to Form 10SB12G, filed July 29, 1999.